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Bank of America [LOGO]                                              Exhibit 10.1

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                                                          Amendment to Documents

                  AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of September 13, 2001, is between Bank of America, N.A. (the "Bank") and Cost Plus, Inc. (the "Borrower").

                                   RECITALS
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     A.   The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of May 19, 2000, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
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     1.   Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.   Amendments.   The Agreement is hereby amended as follows:
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          2.1  The last period of Subparagraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

               "From January 1, 2002 until the Expiration Date $25,000,000.00"

          2.2 Clause 1.6(a)(i) of the Agreement is amended to read in its entirety as follows:

               "(i) commercial letters of credit with a maximum maturity of 180 days but not to extend more than 90 days beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight or up to 90 days after sight."

     3.   Representations and Warranties.  When the borrower signs this
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Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4.   Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.                      Cost Plus, Inc.

        /s/ Lisa M. Thomas                            /s/ John Luttrell
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By: Lisa M. Thomas, Senior Vice            By: John Luttrell, Chief Financial
    President                                  Officer

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